UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2016

CARDAX, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-181719	45-4484428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Woodlawn Drive, Suite 129, Honolulu, Hawaii 96822
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (808) 457-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On December 2, 2016, the stockholders (the “Stockholders”) holding a majority of the outstanding shares of Cardax, Inc., a Delaware corporation (the “Company”) as of such date, executed a written consent in lieu of an annual meeting (the “Written Consent”). Pursuant to the Written Consent, the Stockholders:

●	elected the following three directors, George W. Bickerstaff, III, Terence A. Kelly, Ph.D., and David G. Watumull, as all of the members of the Board of Directors of the Company, and

●	ratified the appointment of KBL, LLP as the Company’s independent public accountant for the fiscal year ended December 31, 2016.

Such election of the directors and the ratification of the appointment of the accountant were authorized by the holders of 43,227,445 votes or 51% of the outstanding voting power.

The Written Consent was adopted in accordance with the terms of the applicable law and the charter documents of the Company.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 8, 2016

CARDAX, INC.

By:	/s/ David G. Watumull
David G. Watumull
Chief Executive Officer

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